Exhibit 99.1

Amazon and One Medical sign an agreement for Amazon to acquire One Medical

One Medical is a human-centered, technology-powered U.S. primary care organization on a mission to make quality healthcare more affordable, accessible, and enjoyable through a seamless combination of in-person, digital, and virtual care services

One Medical combines in-person care in inviting offices across the country with digital health and virtual care services, making it easier for patients to schedule appointments, renew prescriptions, access up-to-date health records, and advance health outcomes

SEATTLE & SAN FRANCISCO—(BUSINESS WIRE)—July 21, 2022—Today Amazon (NASDAQ:AMZN) and One Medical (NASDAQ:ONEM) announced that they have entered into a definitive merger agreement under which Amazon will acquire One Medical. One Medical is a human-centered, technology-powered national primary care organization on a mission to make quality care more affordable, accessible, and enjoyable through a seamless combination of in-person, digital, and virtual care services that are convenient to where people work, shop, and live.

“We think health care is high on the list of experiences that need reinvention. Booking an appointment, waiting weeks or even months to be seen, taking time off work, driving to a clinic, finding a parking spot, waiting in the waiting room then the exam room for what is too often a rushed few minutes with a doctor, then making another trip to a pharmacy – we see lots of opportunity to both improve the quality of the experience and give people back valuable time in their days,” said Neil Lindsay, SVP of Amazon Health Services. “We love inventing to make what should be easy easier and we want to be one of the companies that helps dramatically improve the healthcare experience over the next several years. Together with One Medical’s human-centered and technology-powered approach to health care, we believe we can and will help more people get better care, when and how they need it. We look forward to delivering on that long-term mission.”

“The opportunity to transform health care and improve outcomes by combining One Medical’s human-centered and technology-powered model and exceptional team with Amazon’s customer obsession, history of invention, and willingness to invest in the long-term is so exciting,” said Amir Dan Rubin, One Medical CEO. “There is an immense opportunity to make the health care experience more accessible, affordable, and even enjoyable for patients, providers, and payers. We look forward to innovating and expanding access to quality healthcare services, together.”

Amazon will acquire One Medical for $18 per share in an all-cash transaction valued at approximately $3.9 billion, including One Medical’s net debt. Completion of the transaction is subject to customary closing conditions, including approval by One Medical’s shareholders and regulatory approval. On completion, Amir Dan Rubin will remain as CEO of One Medical.

About Amazon

Amazon is guided by four principles: customer obsession rather than competitor focus, passion for invention, commitment to operational excellence, and long-term thinking. Amazon strives to be Earth’s Most Customer-Centric Company, Earth’s Best Employer, and Earth’s Safest Place to Work. Customer reviews, 1-Click shopping, personalized recommendations, Prime, Fulfillment by Amazon, AWS, Kindle Direct Publishing, Kindle, Career Choice, Fire tablets, Fire TV, Amazon Echo, Alexa, Just Walk Out technology, Amazon Studios, and The Climate Pledge are some of the things pioneered by Amazon. For more information, visit amazon.com/about and follow @AmazonNews.

About One Medical

One Medical is a U.S. national human-centered and technology-powered primary care organization with seamless digital health and inviting in-office care, convenient to where people work, shop, live, and click. One Medical’s vision is to delight millions of members with better health and better care while reducing costs, within a better team environment. One Medical’s mission is to transform health care for all through a human-centered, technology-powered model. Headquartered in San Francisco, 1Life Healthcare, Inc. is the administrative and managerial services company for the affiliated One Medical physician-owned professional corporations that deliver medical services in-office and virtually. 1Life and the One Medical entities do business under the “One Medical” brand.

Cautionary Statement Regarding Amazon Forward-Looking Statements

Amazon’s statements related to the proposed acquisition of One Medical contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding expected benefits of the acquisition. Actual results could differ materially from those projected or forecast in the forward-looking statements. Factors that could cause actual results to differ materially include the following: the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected, on the anticipated schedule, or at all; closing of the transaction may not occur or may be delayed, either as a result of litigation related to the transaction or otherwise; Amazon may be unable to achieve the anticipated benefits of the transaction; revenues following the transaction may be lower than expected; the duration and scope of the COVID-19 pandemic, including any recurrence, may affect the results of operations; operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, partners, and commercial counterparties) may be greater than expected; Amazon may assume unexpected risks and liabilities; completing the transaction may distract Amazon’s management from other important matters; and the other factors discussed in “Risk Factors” in Amazon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in Amazon’s other filings with the SEC, which are available at http://www.sec.gov. Amazon assumes no obligation to update the information in this press release, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Cautionary Statements Regarding One Medical Forward-Looking Statements

This press release contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed acquisition. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. One Medical’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed acquisition in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the proposed acquisition, including with respect to the approval of One Medical’s stockholders; potential delays in consummating the proposed acquisition; the ability of One Medical to timely and successfully achieve the anticipated benefits of the proposed acquisition; the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; the impact of natural and man-made disasters and similar events on One Medical’s business, financial condition and results of operations; the effect of the announcement or pendency of the proposed acquisition on One Medical’s business relationships, operating results and business generally; costs related to the proposed acquisition; the outcome of any legal proceedings that may be instituted against One Medical or any of its directors or officers related to the merger agreement or the proposed acquisition; anticipated membership growth and revenue potential from One Medical’s members; One Medical’s ability to retain members; One Medical’s ability to successfully introduce and drive adoption of new products; changes in the pricing One Medical offers to its members; One Medical’s relationships with its health network partners and enterprise clients and any changes to, accommodations in or terminations of One Medical’s contracts with the health network partners or enterprise clients; One Medical’s ability to improve cost of care and margins, including timing and expenses of new office openings and entry into new geographies; One Medical’s ability to improve its medical claims expense ratio; changes in laws or regulations; One Medical’s involvement in existing and potential litigation, including medical malpractice claims and consumer class actions; any governmental investigations or inquiries, including those related to COVID-19 vaccine administration or challenges to One Medical’s relationships with the One Medical PCs under the administrative services agreements; One Medical’s strategic plan; the impact of new laws and regulations on One Medical’s industry, including Medicare, general economic and market conditions; One Medical’s financial outlook; One Medical’s focus areas for investment and One Medical’s investments; announcements by One Medical’, One Medical’s health network partners or One Medical’s competitors of business or strategic developments; and One Medical’s overall business trajectory. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in One Medical’s most annual and quarterly reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on One Medical’s web page at https://investor.onemedical.com/ by clicking on the link “SEC Filings.”

The forward-looking statements included in this press release are made only as of the date hereof. One Medical assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Additional Information and Where to Find It

In connection with the proposed acquisition of One Medical by Amazon, One Medical intends to file with the SEC preliminary and definitive proxy statements relating to such acquisition and other relevant documents. The definitive proxy statement will be mailed to One Medical’s stockholders as of a record date to be established for voting on the proposed acquisition and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONE MEDICAL AND THE PROPOSED ACQUISITION. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s web site at www.sec.gov, on One Medical’s website at https://investor.onemedical.com/ or by contacting One Medical’s Investor Relations via email at https://investor.onemedical.com/contact-ir.

Participants in the Solicitation

One Medical and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of One Medical in connection with the proposed acquisition and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive proxy statements (when available). Additional information regarding such directors and executive officers is included in One Medical’s definitive proxy statement on Schedule 14A for the 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2022.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of One Medical’s stockholders in connection with the proposed acquisition and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive proxy statements (when available) for the proposed acquisition. These documents are available free of charge as described in the preceding paragraph.